SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         INTELECT COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       -----------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________

(2) Aggregate number of securities to which transaction applies: _______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: ________________________________

(4) Proposed maximum aggregate value of transaction: ___________________________

(5) Total fee paid: ____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4) Date Filed: ________________________________________________________________

                         INTELECT COMMUNICATIONS, INC.

To the Stockholders of Intelect Communications, Inc.:

     You are requested to vote on the matters being presented for action at the 2000 Annual Meeting of Stockholders of Intelect Communications, Inc. Our meeting is called for Friday, June 2, 2000, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081.

     The attached Notice of Annual Meeting and Proxy Statement describe the business of the meeting. There will also be a review of the Company's progress and plans, and a display of the Company's products. Directors and officers of the Company will be participating and available to respond to shareholder inquiries.

     Enclosed is the Company's Annual Report for the year ended December 31, 1999. "Part I, Item 1 -- Business" on page 2 describes the Company's capabilities and activities. "Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 11 reviews the Company's operations, and the subsection, "Liquidity and Capital Resources" on page 15 presents improvements in the Company's financial position as the result of transactions subsequent to December 31, 1999. We believe these sections contain information relevant to an understanding of the Company's principal business focus, operational changes that have been under way and its current financial capability to support growth programs and opportunities.

     We cordially invite you to attend the meeting. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

     Thank you for your time and consideration to respond to this request.

                                        Sincerely,

                                        /s/ HERMAN M. FRIETSCH
                                            Herman M. Frietsch
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Enclosures
May 2, 2000

                         INTELECT COMMUNICATIONS, INC.

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 2000

To the Stockholders of Intelect Communications, Inc.

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") will be held on June 2, 2000, at 11:30 a.m. at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081 (the "Meeting") for the purpose of considering and voting upon the following matters:

     1.  To elect two (2) directors of the Company;

     2. To consider and vote upon a proposal to approve the Company's Amended and Restated Stock Incentive Plan;

     3. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of the Company's common stock, par value $0.01 (the "Common Stock") authorized for issuance from 100,000,000 to 200,000,000;

     4. To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP as independent auditor of the Company for 2000; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on April 10, 2000, as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          ROBERT P. CAPPS,
                                          SECRETARY

Richardson, Texas
May 2, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                         INTELECT COMMUNICATIONS, INC.
                              1100 EXECUTIVE DRIVE
                            RICHARDSON, TEXAS 75081

                                PROXY STATEMENT

              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 2, 2000

     This Proxy Statement accompanies the Notice (the "Notice") of the Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") and at any and all adjournments of such Meeting for the purposes set forth in the accompanying Notice of the meeting. The Meeting is to be held on June 2, 2000, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081.

     The Company's Annual Report for the year ended December 31, 1999, is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. The Notice of Meeting, this Proxy Statement, the Annual Report, and the enclosed proxy are being first mailed to stockholders on or about May 2, 2000.

EXERCISE OF DISCRETION BY PROXIES

     Each properly executed proxy received at or before the Meeting on June 2, 2000, or any adjournments thereof will be voted at the meeting as specified therein. A proxy may be revoked at any time prior to its exercise by delivering written notice of its revocation to the Secretary of the Company, by a later dated proxy, or by attending the Meeting and voting in person. If a stockholder does not specify otherwise, the shares represented by proxy will be voted as recommended by the Board of Directors. Thus, if no directions are given, the proxy will be voted FOR: (1) the election of management's nominees as directors;
(2) the Company's Amended and Restated Stock Incentive Plan; (3) an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's Common Stock authorized for issuance from 100,000,000 to 200,000,000 shares (the "Charter Amendment Proposal"); and (4) to ratify the appointment of Grant Thornton, LLP as independent auditors for the Company for 2000.

     The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice and with respect to other matters which are appropriately brought before the Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variations, or other matters.

     The expense of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and the proxy, will be paid by the Company. Such expense may also include the charges and expenses of banks, brokerage firms and other custodians, nominees, or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained Regan & Associates to assist in the solicitation of proxies for which the Company will pay an estimated $12,000 in fees, plus expenses and disbursements.

VOTING SHARES, QUORUM AND VOTES REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Proposals to be voted on at the Meeting require the affirmative vote of a majority of the voting power present and entitled to vote at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the meeting. Abstentions and broker nonvotes (as hereafter defined) will be counted as present by the election inspectors for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, the election inspectors will treat shares held by a stockholder who abstains from voting as being "present" and "entitled to vote" on the matter and thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker nonvote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter, and thus, a broker nonvote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker nonvote" refers to shares of the Company's Common Stock represented at the Meeting in person or by proxy by a broker or nominee, where such broker or nominee does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote. Under the rules of the National Association of Securities Dealers, generally, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

     A stockholder may, with respect to the election of directors: (i) vote for the election of the nominee named herein; or (ii) withhold authority to vote for such nominee. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter.

     Only holders of the Company's Common Stock of record at the close of business on April 10, 2000, will be entitled to receive notice of and to vote at the Meeting. The Company had 84,821,622 shares of Common Stock outstanding on the record date which are entitled to vote, and each such share is entitled to one vote.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Company currently has five director seats, one of which is currently vacant. Pursuant to an agreement with The Coastal Corporation Second Pension Trust ("Coastal"), the Company has agreed to cause a person nominated by Coastal to be appointed to fill the vacancy upon prior notice by Coastal. The Board of Directors is grouped into three classes. In accordance with the Company's Restated By-Laws and its Amended and Restated Certificate of Incorporation, the directors are elected for staggered three year terms. One of three classes is elected each year to succeed the directors whose terms are expiring. At this Meeting, the term of two of the director seats, those of Herman M. Frietsch and Philip P. Sudan, Jr., expire. The directors nominated for election at this Meeting would hold office for a three year term expiring in 2003. Other directors are not up for election this year and will continue in office for the remainder of their terms.

     The Company, and its predecessor, Intelect Communications Systems Limited, a company organized under the laws of Bermuda ("Intelect (Bermuda)") engaged in a restructuring transaction, the principal effect of which was to make the Company, a Delaware corporation, the publicly traded surviving corporation. As a result of this transaction, there is some continuity in the Board of Directors of the Company and Intelect (Bermuda). Accordingly, for the periods prior to December 1997, references herein to service to the "Company" refer to service with Intelect (Bermuda).

DIRECTORS NOMINATED THIS YEAR FOR TERMS TO EXPIRE IN 2003.

     HERMAN M. FRIETSCH, 60, is Chairman of the Board of the Company and has been so since 1989, Chief Executive Officer since February 1997 and Director since 1988. Mr. Frietsch served as Executive Chairman from October 1995 to February 1997. Mr. Frietsch also serves as Chairman of the Compensation Committee.

     PHILIP P. SUDAN, JR., 48, is a partner with Ryan & Sudan, L.L.P. and has been so for the past five years. Mr. Sudan has been a director of the Company since February 1997. Mr. Sudan is Chairman of the Audit Committee, and is also a member of the Stock Option Committee and the Compensation Committee.

     The Board of Directors recommends a vote FOR these nominees, and unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of these nominees. Proxies may not be voted for a greater number of persons than the two nominees named. Although the Board of Directors of the Company does not contemplate that the nominees will be unable to serve, if such a situation exists prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

DIRECTOR UP FOR ELECTION IN 2001.

     ROBERT E. GARRISON II, 58, is President and Chief Executive Officer of Pinnacle Global Group, Inc., a publicly traded financial services company, since January 1999. Mr. Garrison served as Executive Vice President of Investment Banking with Harris, Webb & Garrison, Inc. a regional investment banking and brokerage firm, from February 1994 to January 1999, at which time Harris, Webb & Garrison became part of Pinnacle Global Group, Inc. Mr. Garrison also served as the Chairman and Chief Executive Officer of Pinnacle Management & Trust Company, a state chartered independent trust company, from June 1994 to January 1999, at which time Pinnacle Management & Trust Company became part of Pinnacle Global Group, Inc. From October 1992 to February 1994, Mr. Garrison served as Chief Executive Officer of Health Care Capital Group, Inc., a regional investment bank focusing on the health care industry. From 1991 until October 1992, Mr. Garrison served as Chairman and Chief Executive Officer of Med Center Bank & Trust Company, an independent bank located in Houston, Texas. Mr. Garrison serves on the Board of Directors of Pinnacle Global Group, Inc. Mr. Garrison has been a director of the Company since July 1997 and serves as a member of the Audit Committee and the Stock Option Committee.

DIRECTOR UP FOR ELECTION IN 2002.

     PRINZ ANTON VON ZU LIECHTENSTEIN, 59, is a private investor and has been so for the past five years. Mr. von Liechtenstein has been a director of the Company since 1980 and was its first Managing Director. He is Chairman of the Stock Option Committee.

     For information relating to Common Stock owned by each of the directors see "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 10, 2000, unless otherwise noted, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information included below is based upon the Company's stock transfer records as maintained by the Company's stock transfer agent.

     The number of shares of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 10, 2000, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute admission of beneficial ownership of those shares.

          NAME AND ADDRESS              AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------------------------   --------------------    ----------------
Herman M. Frietsch.....................       1,120,006(1)          1.31%
Robert P. Capps........................               0             *
R. Eugene Helms........................          25,000             *
Edwin J. Ducayet, Jr. .................               0             *
Willard F. Barnett(2)..................          41,666(3)          *
John C. Radford(4).....................          50,650(5)          *
Anton Liechtenstein....................         513,382(6)          *
Philip P. Sudan, Jr. ..................         599,713(7)          *
Robert E. Garrison II..................         320,870(8)          *
The Coastal Corporation Second
  Pension Trust(9).....................      10,544,099(10)        11.54%
SJMB, L.P. (11)........................       6,960,079(12)         7.86%
All Directors and Executive Officers
as a group (9 persons).................       2,471,287(13)         2.86%

------------

  *  Indicates holdings of less than one percent.

 (1) Includes 390,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 9, 2000. Includes 128,006 shares which assumes the conversion at a price of $1.00 per dollar of outstanding principal and interest of a loan made by Mr. Frietsch to the Company in December of 1997. See "Certain Transactions." Includes 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which he disclaims beneficial ownership.

 (2) Mr. Barnett was elected an executive officer of the Company effective April 2000.

 (3) Represents shares issuable upon exercise of immediately exercisable options.

 (4) Mr. Radford was elected as an executive officer of the Company effective April 2000.

 (5) Includes 50,000 shares issuable upon exercise of immediately exercisable options.

 (6) Includes 225,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 9, 2000. Includes 10,882 shares of stock issuable in payment of accrued director's fees pursuant to the Directors' Stock Plan.

 (7) Includes 220,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 9, 2000. Includes 170,674 shares which assumes the conversion at a price of $1.00 per dollar of outstanding principal and interest of a loan made by Mr. Sudan to the Company in December of 1997. See "Certain Transactions." Includes 21,766 shares of stock issuable in payment of accrued director's fees pursuant to the Directors' Stock Plan.

 (8) Represents 250,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 9, 2000. Includes 16,324 shares of stock issuable in payment of accrued director's fees pursuant to the Directors' Stock Plan.

 (9) The principal address of The Coastal Corporation Second Pension Trust ("Coastal") is Nine Greenway Plaza, Houston, Texas 77046.

(10) Based solely on information supplied to the Company as of February 2, 2000, by Coastal, but excludes 3,719,409 shares issuable upon conversion of the Company's Series A Preferred Stock which have been redeemed. Also excludes 5,000,000 shares of common stock issuable upon exercise of a warrant which is not presently exercisable pursuant to the terms of such warrant. Includes 1,517,308 shares of common stock issuable upon exercise of currently exercisable warrants.

(11) The general partner of SJMB, L.P., is SJMB, L.L.C. The directors of SJMB, L.L.C. are Charles E. Underbrink and John L. Thompson. The principal address of SJMB, L.P. is 777 Post Oak Blvd., Suite 950, Houston, Texas 77056.

(12) Based solely on information contained in Schedule 13D of SJMB, L.P., ("SJMB") filed on February 29, 2000. Based solely on such Schedule 13D, includes 594,900 shares of Common Stock issuable upon conversion of convertible debt as of February 9, 2000, 1,080,000 shares of Common Stock issuable upon the exercise of warrants issued April 2, 1998, 382,500 shares of Common Stock issuable upon the exercise of warrants issued on January 13, 1999, and an additional 1,621,801 shares pursuant to anti-dilution provisions in such warrants as of November 10, 1998. SJMB claims that it may be entitled to additional shares pursuant to the anti-dilution provisions in such Warrants. The

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

     Company disputes the enforceability of the anti-dilution provisions as claimed by SJMB and the number of shares to which SJMB may be entitled thereby.

(13) Includes 851,666 shares issuable upon exercise of options which are currently exercisable or become exercisable by May 30, 2000. Includes 50,515 shares of stock issuable in payment of accrued director's fees pursuant to the Directors' Stock Plan. Also includes 298,680 shares issuable upon conversion of convertible debt.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     Information regarding the Company's executive officers is set forth below. The executive officers of the Company are elected by the Board of Directors.

                                  OFFICE AND EMPLOYMENT DURING LAST
          NAME              AGE              FIVE YEARS
-------------------------   ---   --------------------------------------
Herman M. Frietsch.......    60    Chairman of the Board since 1989;
                                   Chief Executive Officer since
                                   February 1997; Director since 1988;
                                   Executive Chairman from October 1995
                                   to February 1997.
Robert P. Capps..........    46    Executive Vice President, Chief
                                   Financial Officer, Treasurer and
                                   Secretary of the Company since August
                                   1999. Prior to joining the Company,
                                   Mr. Capps was Executive Vice
                                   President and Chief Financial Officer
                                   of Dynamex, Inc. since 1996 and
                                   Executive Vice President and Chief
                                   Financial Officer of Hadson
                                   Corporation from 1986 until 1996.
R. Eugene Helms..........    49    Executive Vice President, Chief
                                   Technology Officer since June 1996;
                                   President and Chief Executive Officer
                                   of DNA Enterprises, Inc. (a
                                   subsidiary of the Company) from April
                                   1996 to September 1999; President and
                                   Owner of TeleSolutions Inc., a
                                   consulting firm, from January 1990 to
                                   1996; Vice President, Engineering of
                                   Mizar, Inc., a DSP products
                                   manufacturer, from March 1994 to
                                   October 1995.
Edwin J. Ducayet, Jr.....    60    Resigned from all positions held with
                                   the Company and its subsidiaries in
                                   August, 1999; previously served as
                                   Vice President and Chief Financial
                                   Officer of the Company since February
                                   1997 and of Intelect Network
                                   Technologies Company (a subsidiary of
                                   the Company) since December 1991.
Willard F. Barnett.......    51    Vice President of the Company since
                                   April 2000; President of Intelect
                                   Network Technologies Company (a
                                   subsidiary of the Company) since
                                   March 1999; Vice President Sales and
                                   Marketing of Intelect Network
                                   Technologies Company since 1995.
John C. Radford..........    42    Vice President of the Company since
                                   April 2000; President of DNA
                                   Enterprises, Inc. since September
                                   1999; Senior Vice President of DNA
                                   Enterprises, Inc. since 1993.

                          BOARD AND COMMITTEE MEETINGS

     The business of the Company is managed under the direction of the Board of Directors which is comprised of three classes which are elected for staggered three year terms. Directors serve for the remainder of their respective terms or until their successors are elected. The Board meets regularly to review Company related activities, transactions, developments, and to act on matters requiring Board approval. It also holds special meetings and acts by written consent as may be necessary. The Board of Directors of the Company held 14 meetings during 1999. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which the director served during the period he served.

     The Company's Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee.

     The Audit Committee approves the scope of the annual audit and makes recommendations to the Board of Directors concerning the selection of the Company's independent accountants. The Audit Committee also advises the Board of Directors concerning the Company's internal accounting controls, factors that may affect the integrity of the Company's financial reports, compliance by the Company's management and employees with Company policies, and other matters. The members of the Audit Committee are Mr. Garrison and Mr. Sudan. The Audit Committee met four times during 1999.

     The Compensation Committee determines policy and reviews activity concerning the compensation of the Company's executive management and the Company's employees generally. The members of the Compensation Committee are Mr. Frietsch and Mr. Sudan. The Compensation Committee met 12 times during 1999. See "Compensation Committee Report on Executive Compensation" below.

     The Stock Option Committee determines policies and procedure for implementing and administering the Company's stock option plans. The members of the committee are Messrs. Garrison, Liechtenstein and Sudan. Meetings of the Stock Option Committee generally are adjunct to meetings of the Board. The Stock Option Committee met four times during 1999.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Currently, employee directors receive no cash compensation for their services as directors, however, each non-employee, outside director is entitled to receive a cash fee of $1,000 per month for service as a director, and members of the Audit, Compensation, and the Stock Option Committees each are entitled to receive a cash fee of up to $1,000 per month for service on each committee. At the election of each director at the beginning of each year, all fees are payable, in cash or in Common Stock pursuant to the Directors Stock Plan adopted by the shareholders at the 1999 Annual Meeting of Stockholders. Directors can elect to defer receipt of the stock issued in payment of such fees to a future fiscal year. With respect to the initial plan year (1999), by approval of the shareholders at the 1999 Annual Meeting of Shareholders, the directors made a one-time election to receive all accrued and unpaid fees in stock, and elected to receive all remaining 1999 fees in stock. Directors also may receive grants of stock options in the discretion of the Board.

     For a discussion of certain transactions between the Company and certain directors and their affiliates, see "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

  SUMMARY COMPENSATION TABLE

     The following table summarizes annual and long-term compensation to Herman
M. Frietsch, Chief Executive Officer of the Company, and the other executive officers of the Company who have received more than $100,000 in salary and bonus during the last three completed fiscal years ended December 31, 1999 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                               ANNUAL COMPENSATION               OTHER       ------------
                                        ---------------------------------        ANNUAL       SECURITIES       ALL OTHER
                                        FISCAL                                  COMPEN-       UNDERLYING        COMPEN-
    NAME AND PRINCIPAL POSITIONS         YEAR     SALARY ($)    BONUS ($)      SATION ($)    OPTIONS (#)       SATION ($)
-------------------------------------   ------    ----------    ---------      ----------    ------------      ----------
Herman M. Frietsch...................     1999      275,000        --             --            850,000(1)        7,550(4)
  Chairman and Chief                      1998      250,000        --             --            660,000(2)        3,742(5)
  Executive Officer of the                1997      250,000        --             --            250,000(3)        3,736
  Company
Robert P. Capps......................     1999       63,210       20,000          --            270,000             687(6)
  Executive Vice President, Chief
  Financial Officer, Treasurer and
  Secretary of the Company
R. Eugene Helms......................     1999      210,000             (7)       --            410,000(8)       12,440(10)
  Executive Vice President and            1998      210,000             (7)       --            350,000(2)        4,000(11)
  Chief Technology Officer of             1997      180,000       66,000          --            150,000(9)        4,000
  the Company
Edwin J. Ducayet, Jr.................     1999      103,448        --             --             --              53,036(13)
  Former Vice President, CFO,             1998      150,000        --                            55,000(12)       4,483(14)
  Treasurer and Assistant                 1997      138,740        --                           100,000           3,851
  Secretary of the Company
Willard F. Barnett...................     1999      186,983        2,328          --            190,000(15)       8,671(16)
  President of Intelect Network
  Technologies Company (a subsidiary
  of the Company)
John C. Radford......................     1999      164,923       40,000          --            150,000          11,554(17)
  President of DNA Enterprises, Inc.
  (a subsidiary of the Company)

------------

 (1) Includes 500,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to option exchange and repricing transactions in January and October of 1999. See "Option Grants in Last Fiscal Year" table and notes thereto and "Option Repricing" table.

 (2) These options were surrendered and replaced in repricing transactions in 1998 and 1999. See "Option Grants in Last Fiscal Year" table and notes thereto and "Option Repricing" table.

 (3) These options were surrendered and replaced in a repricing transaction in 1998. See "Option Repricing" table.

 (4) Consists of matching contributions to 401(k) defined contribution plan in amount of $3,419.58 and insurance premiums for life, health and dental insurance in the amount of $4,130.03.

 (5) Consists of matching contributions to 401(k) defined contribution plan in the amount of $3,161, and insurance premiums for term life insurance in the amount of $581.

 (6) Consists of premiums paid for health and dental insurance.

                                                   (FOOTNOTES ON FOLLOWING PAGE)

 (7) Mr. Helms is due to receive bonus payments for performance and events during 1998 and 1999 the amount of which has yet to be determined.

 (8) Includes 325,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to option exchange and repricing transactions in October of 1999. See "Options Grants in Last Fiscal Year" table and notes thereto and "Option Repricing" table.

 (9) 50,000 of these options were surrendered and replaced in a repricing transaction in 1998. See "Option Repricing" table.

(10) Consists of matching contributions to 401(k) defined contribution plan in the amount of $5,008.64 and insurance premiums for life, health and dental insurance in the amount of $7,431.54.

(11) Consists of matching contributions to 401(k) defined contribution plan in the amount of $4,000.

(12) Includes options which were surrendered and replaced in a repricing transaction in 1998. See "Option Repricing" table.

(13) Consists of severance pay in the amount of $45,977, matching contributions to 401(k) defined contribution plan in the amount of $2,965.45 and insurance premiums for life, health insurance and dental insurance in the amount of $4,094.21.

(14) Consists of matching contributions to 401(k) defined contribution plan in the amount of $4,483.

(15) Includes 90,000 repriced options.

(16) Consists of matching contributions to 401(k) defined contribution plan of $4,931 and insurance premiums for life, health and dental insurance in the amount of $3,740.

(17) Consists of matching contributions to 401(k) defined contribution plan of $4,123 and insurance premiums for life, health and dental insurance in the amount of $7,431.51.

     The following table sets forth stock options granted in 1999 to each of the Named Executive Officers. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms at assumed compound annual rates of stock price appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's common stock as the options are vested and exercisable.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                        NUMBER OF     % OF TOTAL                                     STOCK PRICE
                                        SECURITIES     OPTIONS/                                    APPRECIATION FOR
                                        UNDERLYING    GRANTED TO      EXERCISE                     OPTION TERMS(1)
         NAME AND PRINCIPAL              OPTIONS       EMPLOYEES       PRICE       EXPIRATION    --------------------
              POSITIONS                 GRANTED(#)      IN 1999      ($/SHARE)        DATE         5%($)     10%($)
-------------------------------------   ----------    -----------    ----------    -----------   ---------  ---------
Herman M. Frietsch...................     150,000(2)       4.4%       N/A(2)          N/A(1)        N/A(2)      N/A(2)
                                          500,000(3)      14.5%         1.00        10/20/09       814,500  1,297,000
                                          100,000(4)       2.9%         1.00        10/20/09       162,900    259,400
                                          100,000(5)       2.9%         1.00        10/20/09       162,900    259,400
Robert P. Capps......................     170,000(6)       4.9%         1.00        10/20/09       276,930    440,980
                                          100,000(5)       2.9%         1.00        10/20/09       162,900    259,400
R. Eugene Helms......................     285,000(7)       8.3%         1.00        10/20/09       464,265    739,290
                                          125,000(8)       3.6%         1.00        10/20/09       203,625    324,250
Edwin J. Ducayet, Jr.................      --            --            --             --            --         --
Willard F. Barnett...................     100,000(9)       2.9%         1.00        10/20/09       162,900    259,400
                                           40,000(10)      1.2%         1.00        10/20/09        65,060    103,760
                                           50,000(11)      1.5%         1.00        10/20/09        81,450    129,700
John C. Radford......................     150,000(12)      4.4%         1.00        10/20/09       244,350    389,100

                                                   (FOOTNOTES ON FOLLOWING PAGE)

------------

 (1) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options, if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised. These amounts are not intended to forecast possible future appreciation, if any, of the Company's stock price.

 (2) Options granted on January 1999 and subsequently surrendered in exchange for new options pursuant to the October, 1999 option repricing. Accordingly, these options are no longer outstanding. See "Option Repricing."

 (3) Includes five repriced options granted on October 20, 1999, replacing four surrendered options that had been granted pursuant to the September 1998 option repricing transaction and one surrendered option that had been originally granted on January 22, 1999. Each repriced option has a three year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant.

 (4) Option granted on October 20, 1999. Option fully vested upon grant.

 (5) Option granted on October 20, 1999. Option vests as of the earlier of: (i) the first three consecutive annual anniversaries of the date of a determination by the Stock Option Committee of the accomplishment of certain performance based criteria relating to the OMNILYNX product, vesting one-third of such option shares at each such anniversary, (ii) the sale of the Company's wholly owned subsidiary Intelect Network Technologies Company ("INT") or the sale of all or substantially all of the assets of INT, or the sale of all or substantially all of the assets of the OMNILYNX product line, or (iii) October 20, 2009.

 (6) Options granted on October 20, 1999. Options have a three year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant.

 (7) Includes four repriced options granted on October 20, 1999, replacing four surrendered options that had been granted pursuant to the September 1998 option repricing transaction. Each repriced option has a three year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant.

 (8) Option granted on October 20, 1999, upon surrender and cancellation of previously granted option covering 40,000 shares. Option vests as of the earlier of: (i) the first three consecutive annual anniversaries of the date of a determination by the Stock Option Committee of the accomplishment of certain performance based criteria relating to the OMNILYNX product, vesting one-third of such option shares at each such anniversary, (ii) the sale of INT or the sale of all or substantially all of the assets of INT, or the sale of all or substantially all of the assets of the OMNILYNX product line, or (iii) October 20, 2009.

 (9) Option granted on October 20, 1999. Option vests as of the earlier of: (i) the first three consecutive annual anniversaries of the date of a determination by the Stock Option Committee of the accomplishment of certain performance based criteria relating to the OMNILYNX product, vesting one-third of such option shares at each such anniversary, (ii) the sale of INT or the sale of all or substantially all of the assets of INT, or the sale of all or substantially all of the assets of the OMNILYNX product line, or (iii) October 20, 2009. This option was issued upon surrender and cancellation of options covering 40,000 shares previously granted on September 3, 1998 with an exercise price of $2.00 per share.

(10) Option granted originally in February 1996 with an exercise price of $4.375 and subsequently surrendered in exchange for new options pursuant to the October 1999 option repricing. Options have a three year vesting schedule, vesting at the rate of one-third per year until fully vested on the third anniversary of grant.

(11) Options granted on October 20, 1999. Options have a three year vesting schedule, vesting at the rate of one-third per year, until fully vested on the third anniversary of the grant.

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(12) Option granted on October 20, 1999. Option vests as of the earlier of: (i) the first three consecutive annual anniversaries of the date of a determination by the Stock Option Committee of the accomplishment of certain performance based criteria relating to the OMNILYNX product, vesting one-third of such option shares at each such anniversary, (ii) the sale of the Company's wholly owned subsidiary Intelect Network Technologies Company ("INT") or the sale of all or substantially all of the assets of INT, or the sale of all or substantially all of the assets of the OMNILYNX product line, or (iii) October 20, 2009.

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 1999 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 1999 and the aggregate gains that would have been realized had these options been exercised on December 31, 1999, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 1999.

                AGGREGATED OPTION/ EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                   VALUE OF
                                                                                                 UNEXERCISED
                                                            NUMBER OF SECURITIES                IN-THE-MONEY
                                                           UNDERLYING UNEXERCISED                 OPTIONS AT
                            NUMBER OF                         OPTIONS AT FISCAL                     FISCAL
                          COMMON STOCK       VALUE               YEAR-END (#)                   YEAR-END(1)($)
                           ACQUIRED ON     REALIZED     ------------------------------    ----------------------------
         NAME             EXERCISE (#)        ($)       EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-----------------------   -------------    ---------    ------------    --------------    ------------  --------------
Herman M. Frietsch.....       --              --           150,000          700,000          --             262,500
Robert P. Capps........       --              --            --              270,000          --             101,250
R. Eugene Helms........       --              --            --              410,000          --             153,750
Edwin J. Ducayet, Jr...       --              --           136,666          --               --             --
Willard F. Barnett.....       --              --            33,332          231,668          --              71,250
John C. Radford........       --              --            36,665          183,335          --              56,250

------------

(1) Market value of shares covered by in-the-money options on December 31, 1999, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                                OPTION REPRICING

     The following table sets forth information concerning all repricing of options held by executive officers of the Company since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such repricings were effected by the grant of replacement options in exchange for the surrender of existing options for the same number of underlying shares. In addition, vesting schedules were re-stated so that replacement options begin vesting from date of grant on the same basis as option surrendered.

                                                                                     EXERCISE                     LENGTH OF
                                                     NUMBER OF                       PRICE AT                      ORIGINAL
                                                    SECURITIES     MARKET PRICE       TIME OF                    OPTION TERM
                                                    UNDERLYING      OF STOCK AT      REPRICING                   REMAINING AT
                                                      OPTIONS         TIME OF           OR            NEW          DATE OF
                                                    REPRICED OR      REPRICING       AMENDMENT     EXERCISE      REPRICING OR
                NAME                      DATE       AMENDMENT          ($)             ($)          PRICE        AMENDMENT
-------------------------------------   ---------   -----------    -------------    -----------    ---------    --------------
Herman M. Frietsch...................   10/20/99      200,000           0.75            2.00          1.00           9 years
                                        10/20/99       50,000           0.75            2.00          1.00           9 years
                                        10/20/99       50,000           0.75            2.00          1.00           9 years
                                        10/20/99       50,000           0.75            2.00          1.00           9 years
                                        10/20/99      150,000           0.75            2.00          1.00         9.7 years
                                         9/3/98        50,000           1.97            6.50          2.00         7.6 years
                                         9/3/98       200,000           1.97            4.00          2.00         8.7 years
                                         9/3/98        50,000           1.97            6.25          2.00           9 years
                                         9/3/98        50,000           1.97            5.50          2.00         9.4 years
                                         9/3/98        40,000           1.97            5.50          2.00         9.4 years
                                         9/3/98        40,000           1.97            5.50          2.00         9.4 years
Robert P. Capps......................      --          --             --               --            --              --
R. Eugene Helms......................   10/20/99      100,000           0.75            3.00          1.00         7.5 years
                                        10/20/99       35,000           0.75            2.00          1.00         7.5 years
                                        10/20/99      100,000           0.75            2.00          1.00           9 years
                                        10/20/99       50,000           0.75            2.00          1.00           9 years
                                        10/20/99       40,000           0.75            2.00          1.00           9 years
                                         9/3/98       100,000           1.97            5.31          2.00         7.6 years
                                         9/3/98        50,000           1.97            6.25          2.00           9 years
                                         9/3/98        35,000           1.97            5.00          2.00         9.4 years
                                         9/3/98        40,000           1.97            5.00          2.00         9.4 years
Edwin J. Ducayet, Jr.................    9/3/98        10,000           1.97            7.50          2.00           8 years
                                         9/3/98        25,000           1.97            5.00          2.00           9 years
                                         9/3/98        10,000           1.97            5.00          2.00         9.4 years
                                         9/3/98        10,000           1.97            5.00          2.00         9.4 years
Willard F. Barnett...................   10/20/99       40,000           0.75            2.00          1.00         8.8 years
                                        10/20/99       50,000           0.75            4.38          1.00         6.3 years
                                         9/3/98        40,000           1.97            5.00          2.00         9.4 years
                                         9/3/98        50,000           1.97            6.50          2.00         7.6 years
John C. Radford......................    9/3/98        10,000           1.97            6.00          2.00         9.3 years
                                         9/3/98        20,000           1.97            6.00          2.00         9.8 years

               STOCK OPTION COMMITTEE REPORT ON OPTION REPRICING

     Effective October 20, 1999, the Board of Directors approved the repricing of certain outstanding options (the "Designated Options"), pursuant to which the holders of the Designated Options were entitled to surrender such outstanding options in exchange for the grant of new options (the "Repriced Options") with an exercise price of $1.00 per share of Common Stock. In view of successive declines in the market price of the Company's common stock while the Company was undergoing refocusing and restructuring to achieve renewed growth and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Board of Directors and the Stock Option Committee determined that it was important to reinforce and regain the incentive and retention objectives intended to be provided by options to purchase shares of the Company's stock. The repricing was effected on October 20, 1999, by canceling any Designated Options surrendered for cancellation by the holders and granting such persons Repriced Options exercisable at $1.00 per share. The closing bid price for the Company's common stock on October 20, 1999 was $0.75 per share. Each Repriced Option covers the same number of shares of common stock as the Designated Option it replaces and has the identical vesting schedule as the Designated Option, provided, however, that vesting for each Repriced Option shall be determined from October 20, 1999.

                                        Philip P. Sudan, Jr.
                                        Anton von Liechtenstein
                                        Robert E. Garrison II

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company consists of Herman M. Frietsch and Philip P. Sudan, Jr. Mr. Frietsch serves as the Chairman of the Board and Chief Executive Officer of the Company and Mr. Sudan is a partner of Ryan & Sudan, L.L.P., outside counsel to the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") designs and oversees compensation policies and practices of the Company. The current members of the Committee are Herman M. Frietsch and Philip P. Sudan, Jr. Committee members do not participate in Board actions on compensation relating to themselves.

OVERVIEW AND PHILOSOPHY

     The Committee in determining executive compensation follows the general guideline of pay-for-performance while taking into account the need to provide total compensation packages that will attract, motivate, and retain qualified and effective executives. Individual performance standards and accomplishments are reviewed and considered in order to relate the compensation of executives to the financial performance of the Company.

     Various elements of compensation fulfill different roles in the attraction, motivation and retention of qualified officers and employees. For Named Executive Officers, greater emphasis is given to variable and contingent forms of compensation and less emphasis is given to perquisites or other benefits. The Company's executive officer compensation is comprised of base salary, cash incentive bonuses, long-term incentive compensation in the form of stock options, and various benefits such as the Company's medical plans.

BASE SALARY

     Subject to the provisions of any applicable employment agreements, base salary levels in fiscal 1999 for the Company's executive officers, including the Chief Executive Officer, were intended and believed to be comparable and competitive relative to companies in the telecommunications industry and other companies in similar or analogous circumstances. In determining base salaries, the Compensation Committee took into account individual experience and performance and specific issues particular to the Company and reviewed independent compensation data to establish levels that were within the ranges of persons holding positions of comparable responsibilities.

COMPENSATION OF CEO

     Compensation arrangements for the Chief Executive Officer are determined by the Company's Board of Directors based in part upon analyses and guidelines from non-affiliated sources including the Performance and Compensation Management Group of KPMG Peat Marwick, New York, N.Y., and the

Compensation Group of Arthur Andersen, LLP from an independent review and evaluation of executive compensation in comparable circumstances and competitive conditions. It is the policy of the Board of Directors to continue such process of review, analysis and determination of compensation arrangements of the Company's Chief Executive Officer.

ANNUAL CASH BONUS PROGRAM

     The Company maintains annual incentive compensation arrangements for its executive officers. John C. Radford was awarded a bonus of $40,000 for 1999. Robert P. Capps received a $20,000 bonus and Willard F. Barnett received a $2,328 bonus for 1999. R. Eugene Helms is due to receive bonus payments for performance and events during 1999, the amount of which has yet to be determined. No other executive officer received a bonus for 1999.

STOCK OPTIONS

     To further link the interests of management with those of the Company's stockholders, stock options are granted periodically to directors, officers, managers and qualified employees under the Stock Incentive Plan. Occasionally, rather than granting new options under the plan, the Company reprices previous options and redefines performance-based conditions to vesting of the options. To encourage continued service, the options normally vest upon the fulfillment by the employee of certain performance-based criteria, and become exercisable over three years in three equal annual installments, and expire after ten years. When the performance criteria are not achieved, the options normally vest one month prior to their expiration date which will be ten years after the date of the grant. Stock options granted to executive officers are considered to be appropriate in terms of the market value of the shares covered by the options relative to performance, other forms of compensation and taking into consideration the possible future value of the options.

BENEFITS

     The Company provides medical benefits to its executive officers pursuant to the Company's medical plans.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

     This report of the Compensation Committee on executive compensation is submitted by the current members of the committee as noted below:

                                                         Herman M. Frietsch

                                                         Philip P. Sudan, Jr.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that all filing requirements applicable to such Reporting Persons were timely complied with during the fiscal year ended December 31, 1999, except that Herman M. Frietsch filed a late Statement of Changes in Beneficial Ownership on Form 5 due February 2000 reflecting 11 transactions.

EMPLOYEE AGREEMENTS

  HERMAN M. FRIETSCH

     The Company has had a contractual employment relationship with Mr. Frietsch since 1995 which was revised and replaced by an Employment Agreement as of July 1, 1998, providing that Mr. Frietsch will serve as Chairman and Chief Executive Officer for three (3) years, until June 30, 2001, unless further extended or sooner terminated as set forth in the agreement. Mr. Frietsch receives a base salary of $275,000 per year and may receive a discretionary bonus subject to determination by the Board of Directors. Mr. Frietsch shall receive options to purchase common stock of the Company pursuant to the Company's Stock Incentive Plan.

     Mr. Frietsch will be entitled to all benefits and perquisites currently made available to senior executives of the Company as designated by the compensation committee. In addition, any expenses that he incurs as a result of transacting business on behalf of the Company shall be reimbursed.

     The agreement also provides that during the term of employment, Mr. Frietsch will not compete in any manner, whether direct or indirect, in any form with the Company or any affiliate thereof.

     The Company may terminate the agreement for "Cause" (as defined in section 9(a)(i)-(iii)). Mr. Frietsch may terminate the agreement upon prior written notice for the reasons set forth in sections 10(a)(i)-(iii) of the agreement (i.e., he is no longer re-elected as Chairman and CEO, his duties are materially inconsistent with his position, his salary is reduced, bonus eligibility is denied or required compensation payments are not made).

     In the event of termination of the agreement by the Company, other than for termination by the Company for a "good" cause (as defined in the agreement to include certain criminal acts, gross negligence and willful misconduct, sustained refusal by Mr. Frietsch to perform his normal duties, or conducting non-competitive activities), Mr. Frietsch or his estate is entitled to receive a lump sum payment equal to the present value of three years' compensation at 100% of Mr. Frietsch's highest salary or $1,000,000 whichever is greater. In the event the agreement is terminated by Mr. Frietsch pursuant to section 10(a)(i)-
(iii) or if Mr. Frietsch is terminated upon or following a "change in control," the Company shall pay Mr. Frietsch a cash contract termination payment of three years' compensation at 100% of Mr. Frietsch's highest salary or $1,000,000 whichever is greater. In addition, pursuant to an amendment to the employment agreement in December 1999, in the event of termination of Mr. Frietsch's employment pursuant to the terms of his agreement, all unvested stock options issued and outstanding shall vest upon effective notice of termination.

  ROBERT P. CAPPS

     Mr. Capps has entered into an arrangement with the Company dated July 16, 1999, in which he is to serve as Executive Vice President and Chief Financial Officer. Pursuant to the arrangement, Mr. Capps is to receive a base salary of $150,000 per year and a bonus of 20% of his base salary which is to be predicated on the Company's quarterly stock price. In the event of termination (other than for cause) or change in control, Mr. Capps is to receive 6 months salary and bonus.

  EDWIN DUCAYET

     The Company had an Employment Agreement with Edwin Ducayet and that agreement has terminated pursuant to a Confidential Separation Agreement and General Release executed on December 21, 1999. Under the termination agreement, Mr. Ducayet was entitled to receive a gross amount of $100,000 in payable installments as set forth in the agreement. Mr. Ducayet agreed to abide by the confidentiality agreement and non-compete agreement that was executed between himself and the Company on April 8, 1996.

  EUGENE HELMS

     Mr. Helms is a party to an employment agreement with DNA Enterprises, Inc., a wholly owned subsidiary of the Company ("DNA"), the terms of which provide for a minimum salary of $180,000 for five years ending April 1, 2001, and incentive pay based on the performance of DNA. This agreement has been assumed by the Company.

CERTAIN TRANSACTIONS

     In connection with the October 20, 1999, general repricing and granting of stock purchase options under the Company's Stock Incentive Plan, see Option Repricing page 12, all outstanding options held by directors and issued prior to October 20, 1999, (representing the right to purchase an aggregate of 445,000 shares) were surrendered in exchange for new options at an exercise price of $1.00 with vesting terms identical to those surrendered for cancellation. Except for options held by Mr. Garrison to purchase 75,000 shares of common stock which vested one third on issuance and one third for the remaining years, all other options surrendered for cancellation were exercisable when granted. Each director was also granted an option dated October 20, 1999, to purchase 100,000 shares of common stock, exercisable from date of grant and expiring on October 20, 2009.

     In August 1999, the Company entered into an Amended and Restated Loan Agreement for Receivables and Inventory Backed Borrowing (the "Loan
Agreement") with Coastal. The Loan Agreement consolidated the Company's existing receivables backed credit line and inventory backed credit line into one facility. The maximum balance under the Loan Agreement is $12 million and the maturity date for the loan is July 2000. The Loan Agreement is secured by the Company's receivables, inventory and the capital stock of its material subsidiaries. In connection with the establishment of the Loan Agreement, the Company agreed to allow Coastal to convert $3,000,000 of indebtedness into an aggregate of 2,777,778 shares of common stock. In connection with this transaction, the Company issued warrants to purchase a total of 1,067,308 shares of common stock at $1.30 per share expiring on August 12, 2001, (the "August warrants"). In addition, the Company also repriced warrants previously issued in August 26, 1997, to purchase 450,000 shares at $6.00 to $1.30 expiring on August 26, 2002.

     In December 1999, the Company agreed to allow Coastal to convert $5,000,000 of indebtedness under the Loan Agreement into 5,000,000 shares of common stock and issued to Coastal warrants for the purchase of 5,000,000 shares of common stock at an exercise price of $0.75 expiring on December 16, 2002. As a part of the December 1999 transaction the August warrants and warrants for the purchase of 450,000 shares of common stock previously issued to Coastal were amended to adjust the exercise price to $0.75.

     In January 1999, in connection with the extension of debt obligations to St. James, the Company issued warrants for the purchase of 535,000 shares of common stock. Borrowings under the St. James facility are secured by a second lien on the Company's accounts receivable, inventory and related assets and by a pledge of the stock of the Company's subsidiaries, subject to an intercreditor agreement with Coastal. In August 1999, this facility was amended and $3,000,000 of the then outstanding balance was repaid by the issuance of 3,864,271 shares of common stock. In addition, St. James was granted the right to exchange any or all remaining balance for common stock at a rate per share equal to the greater of $1.08 and 66 2/3% of the market price of the Company's common stock at the time of the exchange. In January 2000, St. James converted $6,000,000 outstanding under the facility into 3,645,182 shares of common stock, pursuant to the terms of the amended agreement.

     In October 1999, as an inducement for the holders to refrain from demanding repayment of the loans, the Company repriced the conversion rate on certain notes payable, originally issued in October 1997, by the Company and held by Mr. Frietsch and Mr. Sudan from $2.00 to $1.00 per share for each dollar of principal and interest outstanding. Interest on the promissory notes accrues at the prime rate (as defined in the promissory note) plus three percent. The notes are payable upon demand. The principal and interest due and owing to Messrs. Frietsch and Sudan as of April 10, 2000, is approximately $117,200 and $156,300, respectively.

     Mr. Sudan is a partner of Ryan & Sudan, L.L.P., counsel for the Company. During 1999, the Company paid approximately $1,503,000 in legal fees to Ryan & Sudan, L.L.P.

COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return over the past five years on the Company's Common Stock (Nasdaq Stock Market trading symbol ICOM) through December 31, 1999, with the cumulative total return (including reinvested dividends) of the Nasdaq Telecommunications Industry Segment Total Return Index ("Nasdaq-Telecom") and the Nasdaq Stock Market
Total Return Index for United States stocks ("Nasdaq-US"). This graph assumes the investment of $100 at the market close on December 31, 1994. Amounts have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                          [GRAPH TO COME -- GOES HERE]

                                        1994     1995     1996     1997     1998     1999     CAGR(1)
                                        ----     ----     ----     ----     ----     ----     -------
ICOM.................................   100      262      212      241       71       65        -8.3 %
Nasdaq Telecom.......................   100      131      134      196      322      561        41.2 %
Nasdaq-US............................   100      141      174      213      300      542        40.2 %

------------

(1) Compound Annual Growth Rate for the five years ending December 31, 1999.

        PROPOSAL 2:  INCREASE THE NUMBER OF ADDITIONAL SHARES AVAILABLE
             FOR ISSUANCE UNDER THE COMPANY'S STOCK INCENTIVE PLAN

     The Company's Stock Incentive Plan, as amended (the "Plan") is a principal component of the Company's compensation program for the purpose of tying individual compensation directly to stockholder value, specifically the market price of the Common Stock. The purposes of the Plan have been and continue to be to attract, retain, motivate and incentivize directors, executives, and key employees, to provide them with a strong incentive to advance the interests of the Company, and to otherwise align the interests of management more closely with that of the Company and its stockholders. The Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or nonstatutory options not intended to qualify as incentive options, award restricted stock, restricted stock units, performance units and bonus stock.

     In 1995, the Board of Directors of Intelect (Bermuda) adopted the Plan and it was approved by its stockholders in December 1995. The Plan was adopted by the Company in connection with the reorganization in December 1997 and all previously outstanding options to acquire common stock of Intelect (Bermuda) became options to acquire Common Stock of the Company. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in shares of Common Stock may be awarded under the Plan after December 13, 2005.

     The aggregate number of shares of Common Stock which may be issued under the Plan, before the amendment, is set at 6,000,000 shares, which quantity was approved at the 1998 Annual Meeting of Stockholders of the Company. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors adopted on April 18, 2000, in accordance with the recommendation of its Stock Option Committee (the "Committee"), subject to stockholder approval, an amendment to the Plan which would increase the number of shares of Common Stock available for issuance under the Plan from 6,000,000 to 8,000,000 shares, to allow the grant of securities under the Plan to consultants, and to increase the maximum number of shares which may be granted in any one year to 400,000 per individual.

     The Board believes this amendment is necessary in order to make shares available for future awards under the Plan, to allow the Company added flexibility to compensate consultants of the Company, and to allow the grant of additional shares to attract, motivate, and retain employees and directors of the Company and its subsidiaries. With respect to the number of shares presently authorized under the Plan, it is anticipated that, at the current rate of usage, all of the shares presently available for awards under the Plan will be exhausted prior to the 2001 Annual Meeting of Stockholders. Further, since the prior share authorization, the Company has continued to expand, increasing the number of employees, and its capitalization has increased significantly. As the Company expands, the need to attract, motivate, and retain additional key employees increases correspondingly. In view of the limited number of shares remaining for grants under the Plan and the continuing need to attract and retain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors and the Committee have concluded that the maximum number of shares of Common Stock that may be issued under the Plan should be increased from the current maximum of 6,000,000 to 8,000,000 shares, to allow the grant of securities to consultants and to increase the maximum number of shares which may be granted in any one year to 400,000 per individual.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote FOR the proposal to amend the Plan. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

     The following is a summary of the material provisions of the Plan. The summary is subject to the terms of the Plan. The Company has attached as Exhibit A to the Proxy Statement the full text of the Plan, as amended and restated, reflecting the proposed amendments. The Company will provide, upon request, a copy of the full text of the Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Mr. Robert P. Capps, Secretary, Intelect Communications, Inc., 1100 Executive Drive, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

     The Plan is administered by the Board of Directors and by the Committee. Subject to the provisions of the Plan, the Committee has authority to construe the respective option agreements, award restricted stock, restricted stock units, performance units and bonus stock, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the Plan.

     Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. The granting of options to directors and officers shall be determined either (a) by the full Board of Directors, or (b) by a committee consisting solely of two or more directors.

NUMBER OF SHARES

     Subject to adjustment as provided in the Plan, the proposed amendment would increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 2,000,000, to 8,000,000. Of the 8,000,000 shares, no more than 1,000,000 shares will be available for the grant of restricted stock or restricted stock units. As of April 10, 2000, options to purchase a total of 4,623,504 shares of Common Stock were outstanding under the Plan. The maximum number of shares of Common Stock with respect to all grants or awards which may be granted to any participant under the Plan is 350,000 per calendar year (subject to adjustment as provided in the Plan) and is proposed to be increased to 400,000 per calendar year. The types of awards which the Committee has authority to grant consists of (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance units, and (5) bonus stock. These awards can be granted to officers, directors and key employees of the Company and is proposed to be amended to include consultants. Each of these are described herein.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

     The Committee has the authority to grant incentive stock options and non-qualified stock options, to officers and key employees of the Company, and non-qualified stock options to non-employee directors. The proposed amendment would extend the class of persons entitled to receive stock options to consultants. The Committee (or, in the alternative, the full Board of Directors), with respect to stock options, selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company's capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) 75% of fair market value for non-qualified options. The option price may be paid in cash or Common Stock owned by the optionee as provided in the Plan. The Committee shall also determine the expiration of the option period, provided that no stock options shall be exercisable later than 10 years after the date on which the option is granted, provided, however, in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted. In all cases, options shall be subject to earlier termination as provided in the Plan.

     All options are nontransferable other than by will or the laws of descent and distribution. The Committee has the authority under the Plan to set the times within which the options vest. Unless the stock option agreement with respect to any options otherwise provides, the options become exercisable on a cumulative basis of 33 1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the grant of the option. Holders of incentive stock options may generally exercise such options up to three months after voluntary termination of employment (which termination has been made with the consent of the Company), unless termination results from death or disability in which case such options may be exercised at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever period is shorter. Holders of non-qualified options may exercise such options at any time prior to the expiration date of such non-qualified stock option or within one year after the date of voluntary termination of employment (which termination has been made with the consent of the Company), whichever period is shorter.

     Notwithstanding the foregoing, if the employment terminates for any reason other than voluntary termination with the consent of the Company, retirement under a retirement plan of the Company, or death, all outstanding stock options shall automatically terminate.

     The Committee determines when options granted under the Plan become exercisable. The Committee may accelerate the date on which any option granted may be exercised, provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 promulgated under the Exchange Act.

     The Committee has authority, with the consent of the effected optionee, to cancel or amend any outstanding options under the Plan and to grant in substitution therefor new options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

RESTRICTED STOCK OR RESTRICTED STOCK UNITS

     Restricted Common Stock or restricted stock units awarded by the Committee will be subject to such restrictions as the Committee may impose thereon and will be subject to forfeiture if certain events (which may, in the discretion of the Committee, include termination of employment or directorship and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The agreement between the Company and the grantee will set forth the number of shares of restricted stock or restricted stock units awarded to the grantee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture and such other terms and conditions as the Committee in its discretion deems appropriate. Unless otherwise provided in the agreement, shares of restricted stock or restricted stock units will vest at the rate of 33 1/3% on each of the first three anniversaries of the date of grant of the award.

     Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, stock certificates for the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions, the stock certificates will be delivered to the grantee. From the date a restricted stock award is effective, however, the grantee will be a stockholder with respect to the shares of restricted stock and will have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions imposed by the Committee.

     Restricted stock or restricted stock units may be issued for no consideration or for such consideration as shall be determined at the time of the award by the Committee.

PERFORMANCE UNITS

     The Committee may award performance units (expressed in dollars or shares) to be earned by an awardee based on the level of performance of the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually over a specified period of not less than one year ("Performance Period"). For each Performance Period the Committee will establish a Performance Target, and a Minimum Target which may be the same or less than the Performance Target. Targets may be expressed in terms of earnings per share, return on assets, return on equity, asset growth, ratio of capital to assets or such other level or levels of performance by the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually as the Committee may establish.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars will be converted to shares, and performance units expressed in shares will be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

     Except as otherwise provided below under "Additional Rights in Certain Events", if the employment of an awardee terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary of death, the performance units of the awardee will be deemed not to have been earned, and no portion of such performance units may be paid. If prior to the close of the Performance Period the employment of an awardee is voluntarily terminated with the consent of the Company or a subsidiary or the awardee retires under any retirement plan of the Company or a subsidiary or the awardee dies during employment, the Committee may in its discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant.

     Performance unit awards may have such other terms and conditions as the Committee in its discretion deems appropriate.

BONUS STOCK

     The Committee will have the authority in its discretion to award bonus shares of Common Stock to eligible individuals in recognition of the contribution of the awardee to the performance of the Company, a subsidiary or subsidiaries, or a branch, department or other unit, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant. Any bonus stock awarded would not be subject to any restrictions or possibilities of forfeiture.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 9 of the Plan ("Section 9 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company or a person approved under certain circumstances by the Board of Directors) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company, (2) a tender offer is made to acquire securities of the Company representing 20% or more of the voting power of the Company, (3) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors, or
(4) the stockholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting company or any company which acquires the stock of the Company or more than 20% of its consolidated assets.

     Unless the agreement between the Company and the awardee otherwise provides, if any Section 9 Event occurs (1) all outstanding stock options will become immediately and fully exercisable, (2) all stock options held by an awardee whose employment with the Company or a subsidiary terminates within one year of any Section 9 Event for any reason (other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary, or death) will be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option, (3) all restrictions applicable to restricted stock awarded under the Plan will lapse, and (4) all performance units for which the Performance Period has not yet expired will be deemed to have been fully earned as of the date of the Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target.

AMENDMENT AND TERMINATION

     The Board of Directors may at any time modify or amend the Plan in any respect, provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to persons subject to Section 16 under the Securities Exchange Act of 1934 ("Section 16 Persons"), (ii) materially increase the benefits accruing under the Plan to Section 16 Persons, (iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Termination or any amendment of the Plan shall not, without the consent of an optionee, adversely effect his or her rights under an option previously granted.

     If an awardee engages in a business which is in competition with the Company or any of its subsidiaries, the Company may immediately terminate all outstanding stock options held by the awardee, declare forfeited all restricted stock held by the awardee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the awardee for which the applicable Performance Period has not been completed. The preceding sentence shall not apply if the exercise period of the stock option upon termination of employment or a directorship has been extended, the lapse of the restrictions applicable to the restricted stock has been accelerated or the performance unit has been deemed to have been earned as a result of the occurrence of a Section 9 Event.

     The Plan shall terminate with respect to incentive stock options upon the earlier of December 13, 2005, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted thereunder. The Plan shall terminate with respect to non-qualified options on December 13, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan and with respect to the sale of shares of Common Stock acquired under the Plan.

INCENTIVE STOCK OPTIONS

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time it is sold. If the participant sells ISO Shares after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the exercise price.

     If the participant sells ISO Shares for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale.

     If a participant sells ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Shares. This capital loss will be a long-term capital loss if the participant has held the ISO Shares for more than one year prior to the date of sale.

  NON-QUALIFIED STOCK OPTIONS

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Shares") on the Exercise
Date over the exercise price.

     With respect to any NSO Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant's tax basis in the NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.

     RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for Federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock the time the income is recognized over the amount (if any) paid for the stock. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

     PERFORMANCE UNITS. A participant granted performance units recognizes income in the amount of the award of those units when they vest and are no longer subject to substantial risk of forfeiture and such person is entitled to receive the value of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

     BONUS STOCK. Any Common Stock received pursuant to an award of shares of bonus stock will generally be treated as compensation income received by the awardee in the year in which the awardee receives such shares. In such case, the amount of compensation income will equal the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     OTHER TAX MATTERS. The exercise of a stock option by an awardee, the lapse of restrictions on restricted stock, or the deemed earnout of performance units following the occurrence of a Section 9 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance units or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Common Stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

     TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants.

AMENDED AND RESTATED PLAN: NEW PLAN BENEFITS

     Grants and awards under the Plan which may be made to Company executive officers, directors and other employees are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the "Compensation Committee Report on Executive Compensation" above.

            PROPOSAL 3:  TO APPROVE THE AMENDMENT TO THE AMENDED AND
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                 SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

PROPOSED AMENDMENT

     The Company presently has authorized for issuance 100,000,000 shares of Common Stock. The Company's Board has unanimously adopted a resolution declaring advisable the Charter Amendment Proposal which would increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares. The increased shares will be designated for general corporate purposes. The number of authorized shares of the Company's Preferred Stock would remain unchanged. The proposed increase in the authorized shares of Common Stock would be accomplished by amending Section 4.1 of Article IV of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to read as follows:

     Section 4.1. TOTAL NUMBER OF SHARES OF CAPITAL STOCK. The total number of shares of capital stock of all classes which the Company shall have authority to issue is 250,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), and 50,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

BACKGROUND

     The following table sets forth certain information and forward assumptions relating to the number of shares of Common Stock outstanding, as well as the number of shares reserved for issuance as of April 10, 2000.

                                       COMMON STOCK
COMMON STOCK      COMMON STOCK      RESERVED FOR OTHER
 AUTHORIZED        OUTSTANDING          SECURITIES           TOTAL
-------------     -------------     -------------------   ------------
100,000,000         84,821,622           14,483,739         99,305,361

     In connection with a recapitalization transaction with Coastal in December 1999, the Company issued to Coastal a warrant to purchase 5,000,000 shares of common stock of the Company at an exercise price of $0.75 expiring on December 16, 2002 (the "Coastal Warrant"). Pursuant to the terms of the Coastal
Warrant, the Company has no obligation to reserve any shares underlying the warrant until the Company increases the number of authorized shares by at least 5,000,000 shares. If the Company is unable to increase its authorized shares by at least such amount on or before December 16, 2001, then the Company will have to reserve the full amount of shares underlying the Coastal Warrant beginning on such date. If the Company is unable to effect such a reservation of shares and Coastal exercises the Coastal warrant but is unable to do so, the Company could be liable for significant liquidated damages to Coastal.

CONSEQUENCES IF APPROVED

     The Charter Amendment will allow the Company to reserve and issue such shares of Common Stock as may be required under the terms of its securities and will provide the Company with the capability and flexibility in its capital structure for investments and acquisitions, stock splits or stock dividends, stock plans, financings, for shares issuable upon exercise of the Coastal Warrants, and other securities convertible or exercisable into Common Stock, and for other general corporate purposes.

     Authorized but unissued shares of the Common Stock may be issued at such times, for such purposes and for such consideration as the Board may determine to be appropriate. Such action can be taken without further authorization from the stockholders unless otherwise required by applicable laws or rules of the Nasdaq Stock Market ("Nasdaq") or on such other stock exchange on which the Common Stock may be listed. Nasdaq requires stockholder approval in certain instances, including (i) the issuance of Common Stock in acquisitions where the potential issuance of stock could result in an increase in the number of shares of Common Stock outstanding by 20% or more,
(ii) a transaction of series of related transactions that would result in the original issuance of additional shares of Commons Stock, other than in a public offering for cash, if the Common Stock (including securities convertible into or exercisable for Common Stock) has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the Common Stock, or if the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the Common Stock; or (iii) a transaction or series of transactions whereby the issuance would result in a change in control of the Company. The additional shares of Common Stock to be authorized will have the same status as presently authorized Common Stock. Holders of the Common Stock do not have preemptive purchase rights with respect to any newly issued shares. To the extent that the additional authorized shares are issued in the future, this could decrease the existing stockholders' relative percentage ownership in the Company.

     The proposed increase in authorized shares is not intended to impede a change in control of the Company, and the Company is not aware of any current efforts to acquire control of the Company. However, it is possible that the additional shares could be issued as a means of preventing or discouraging an unsolicited change in control of the Company. The issuance of additional shares could be used to dilute the ownership of anyone seeking to gain control of the Company or could be placed with an entity opposed to change in control. Management has no present intention to propose any anti-takeover measures in future proxy solicitations.

CONSEQUENCES IF APPROVAL NOT OBTAINED

     If stockholder approval of the Charter Amendment Proposal is not obtained, the Company could be in breach of certain of its existing agreements (including with the Coastal Warrant), unless otherwise waived, and would be prohibited from issuing any additional shares of Common Stock.

     Assuming that all of the securities which might be exercised or converted into Common Stock are in fact exercised or converted, the Company could be in a position of not being able to issue the full number of shares of Common Stock, as required under the terms of the applicable warrants, options or convertible securities.

     The Company is prohibited from issuing shares of Common Stock or new securities exercisable or convertible into Common Stock in excess of the number of share which are presently authorized. Accordingly, the Company's capitalization and financial flexibility are severely limited. Due to the Company's cash flow position and results of operations, the Company expects to issue shares of Common Stock or securities excisable or convertible into Common Stock to persons in connection with financial transactions or financial obligations. In addition, in order to attract and retain qualified employees, the Company is frequently required to issue stock options or Common Stock to such persons. Until stockholder approval is obtained, the Company could be in the position of not being able to issue any additional shares of Common Stock or securities (including options) exercisable or convertible into Common Stock to such person and employees. This could have a material adverse effect on the Company. Accordingly, the Board believes that approval of the amendment to the Certificate to increase the number of authorized shares should be approved.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve the Charter Amendment Proposal. THE COMPANY'S BOARD RECOMMENDS A VOTE FOR THE CHARTER AMENDMENT PROPOSAL.

                       PROPOSAL 4:  APPROVAL OF AUDITORS

     The Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has unanimously approved and requests you to vote FOR the ratification of the appointment by the Board of Grant Thornton LLP ("Grant Thornton") to act as independent auditors of the Company until the next annual meeting of stockholders. Proxies will be so voted unless stockholders specify otherwise in their proxies.

     Representatives of Grant Thornton are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

     The Company's Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has requested Grant Thornton LLP ("Grant Thornton") to act as independent auditors of the Company for the 2000 fiscal year, subject to shareholder approval.

     As disclosed in the Form 10-Q of the Company filed on November 16, 1998, the Company's previous independent auditors, Arthur Andersen LLP ("Arthur Andersen"), resigned on November 13, 1998. The report by Arthur Andersen for the year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. There have been no disagreements by the Company with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. There are no "reportable events" as set forth in Regulation S-K, Item 304(a)(1)(v)(A)-(D) except as follows: (1) Arthur Andersen LLP informed the Company that it appears likely its auditor's report for 1998 would have contained a qualification as to the Company's ability to continue as a going concern, (2) Arthur Andersen informed the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer that with respect to Capitalized Software Development Costs, compliance with SFAS #86 had not been evaluated particularly as it relates to current year additions and realizability of such asset and (3) Arthur Andersen informed the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer that as a result of the revenue restatement for the quarter ended June 30, 1998, they would have had to expand the scope of the 1998 audit if they had not resigned. Arthur Andersen encouraged the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer to closely monitor these matters. Substantive audit tests and further investigation into these matters would have been a necessary part of Arthur Andersen's audit procedures for the year-end December 31, 1998, financial statements had the client/auditor relationship not terminated. Arthur Andersen has been authorized by the Company to respond to any and all inquiries by the successor auditors, without limitation. The Company has indicated that it will cooperate fully with the new auditors to address these matters. Arthur Andersen has provided to the Company a letter to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Form 10-Q and has no disagreement with relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated November 16, 1998, is filed as an exhibit to the Form 10-Q filed on November 16, 1998.

                                 ANNUAL REPORT

     The 1999 Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1999, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Meeting nor does the Board of Directors know of any matters which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 2001 ANNUAL MEETING

     If any Stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall have been presented to the Company's management by December 15, 2000, pursuant to Regulation 14a-8 under the Securities Exchange Act of 1934. Such proposals should be directed to the Company, 1100 Executive Drive, Richardson, Texas 75081, Attention: Secretary.

     With respect to Stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the Stockholder does not give timely notice of the matter to the Company by the date determined under the Company's By-Laws for the submission of business by Stockholders. The Company's By-Laws state that to be timely, notice and certain related information must be received at the principal executive offices not less than 60 and no more than 90 days prior to the anniversary date of previous year's annual meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. It is currently expected that the 2001 Annual Meeting of Stockholders will be held on or about June 2, 2001.

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                          By Order of the Board of Directors

                                          HERMAN M. FRIETSCH
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated:  May   , 2000

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO ROBERT P. CAPPS, EXECUTIVE VICE PRESIDENT AND SECRETARY, INTELECT COMMUNICATIONS, INC., 1100 EXECUTIVE DRIVE, RICHARDSON, TEXAS 75081.

                                   APPENDIX A

                         INTELECT COMMUNICATIONS, INC.

                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

1.  PURPOSE.

     The purposes of the Stock Incentive Plan (the "Plan") are to enable Intelect Communications, Inc. (the "Company") and its Subsidiaries, if any, to attract and retain directors and key employees and to provide them with additional incentive to advance the interests of the Company. For the purposes of the Plan, the term "Subsidiary" means any corporation or other entity in which the Company has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or equity interests therein.

2.  ADMINISTRATION.

     (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board.

     (b) The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the Plan as it shall deem to be necessary and advisable for the administration of the Plan.

     (c) Notwithstanding any provision contained in this Plan, the Board of Directors shall have the authority, in addition to the authority that the Board may delegate to the Committee, to issue stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, in compliance with the terms of this Plan as the Board of Directors shall in its discretion determine to be necessary or appropriate.

3.  ELIGIBILITY.

     (a) Officers, consultants, and key employees of the Company or any Subsidiary shall be eligible to be granted non-qualified stock options and officers and key employees shall be eligible to receive incentive stock options (collectively "stock options"). Officers, consultants, and key employees of the Company or any Subsidiary shall be eligible also to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

     (b) Non-employee directors of the Company shall be eligible to be granted non-qualified stock options and to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

4.  SHARES AVAILABLE.

     The aggregate number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), which may be issued and as to which grants or awards of stock options, restricted stock, restricted stock units, performance units or bonus stock may be made under the Plan is 8,000,000 shares (of which no more than 1,000,000 shares shall be available for the grant of restricted stock or restricted stock units), subject to adjustment and substitution as set forth in
Section 8. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock or the right to receive shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted stock or restricted stock units awarded under the Plan, the shares so forfeited or covered by such right shall not again be available for the purposes of the Plan. To the extent any award of performance units is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

5.  GRANTS AND AWARDS.

     (a) With respect to consultants, officers, and other key employees, the Committee shall have authority, in its discretion, to grant incentive stock options pursuant to Section 422 of the Internal Revenue Code (the "Code") and nonqualified stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement, the aggregate fair market value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000; provided, however, that all or any portion of a stock option which cannot be exercised because of such limitation shall be treated as a non-qualified option.

     (b) With respect to non-employee directors, the Board or the Committee shall be authorized to grant non-qualified stock options and to award restricted stock, restricted stock units, performance units, and bonus stock in such amounts and on such terms as the Board or the Committee may in its discretion determine, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

     (c) The maximum number of shares covered by all grants or awards in any fiscal year of the Company to any participant shall not exceed 400,000 (subject to adjustment and substitution as set forth in Section 8).

     (d) If a grantee of a stock option, restricted stock or performance unit engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or directorship) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the grantee, declare forfeited all restricted stock or restricted stock units held by the grantee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the grantee for which the applicable Performance Period has not been completed; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment or directorship has been extended as provided in Section 9(c), if the lapse of the restrictions applicable to restricted shares or restricted share units has been accelerated as provided in Section 9(d), or if a performance unit has been deemed to have been earned as provided in Section 9 (e). Whether a grantee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall be determined by the Committee in its discretion, and any such determination shall be final and binding.

6.  TERMS AND CONDITIONS OF STOCK OPTIONS.

     Stock options granted under the Plan shall be subject to the following terms and conditions:

     (a) The purchase price at which each incentive stock option may be exercised (the "option price") shall not be less than one hundred percent
(100%) of the fair market value per share of Common Stock covered by the incentive stock option on the date of grant; provided, however, that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 6(a), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any company, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

     (b) The option price for each non-qualified stock option shall be determined by the Committee but may not be less than 75% (seventy-five percent) of the fair market value of the Common Stock on the date the non-qualified stock option is granted.

     (c) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash. Notwithstanding any procedure of a broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no Common Stock will be issued until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of Common Stock available for issuance under the Plan.

     (d) No stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply if Section 9(b) becomes applicable or if the issuance or grant of the stock option has been approved by the Board. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. To the extent it is exercisable, a stock option may be exercised at any time in whole or in part.

     (e) The Committee shall have the power to set the time or times within which each option shall be exercisable, and to accelerate the time or times of exercise. Unless the stock option agreement otherwise provides, the option shall become exercisable on a cumulative basis as to 33 1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the date of grant of the option.

     (f) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

     (g)  Unless the Committee, in its discretion, shall otherwise determine:

          (i) If the employment or directorship of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such incentive stock option or within three months after the date of such termination, whichever is the shorter period;

          (ii) If the employment or directorship of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding nonqualified stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such non-qualified stock option or within one year after the date of such termination, whichever is the shorter period;

          (iii) If the employment or directorship of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to such termination) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of such termination, whichever is the shorter period;

          (iv) Following the death of a grantee during employment or while serving as a director, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

          (v) Following the death of a grantee after termination of employment or directorship during a period within which a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

          (vi) Unless the exercise period of a stock option following termination of employment or directorship has been extended as provided in
     Section 9(c), if the employment or directorship of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination shall automatically terminate.

     (h) In each subparagraph of Section 6(g), whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case by the Committee in its discretion and any such determination by the Committee shall be final and binding.

     (i) All stock options shall be confirmed by an agreement, which shall be executed on behalf of the Company by an executive officer authorized by the Committee and by the grantee, and shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be deemed to be set forth in full or incorporated by reference in each such agreement.

     (j) The term "fair market value" for all purposes of the Plan shall mean the market price of the Common Stock, determined by the Committee as follows:

          (i) If the Common Stock is traded on a stock exchange, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date;

          (ii) If the Common Stock is traded in the Nasdaq Stock Market and is classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the Nasdaq National Market system for such date;

          (iii) If the Common Stock is traded in the Nasdaq Stock Market, but is not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     (k) The obligation of the Company to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     (l) Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 6(i), or an amendment thereto.

     (m) The Company may, at the time any distribution is made under the Plan, whether in cash or in Common Stock, or at the time any stock option is exercised, withhold from such distribution or Common Stock issuable upon the exercise of a stock option, any amount necessary to satisfy federal, state or local tax withholding requirements with respect to such distribution or exercise of such stock option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of shares of Common Stock. Agreements may contain withholding provisions applicable only to participants who are subject to the Securities and Exchange Act of 1934, as amended (the "1934 Act"), Section 16 ("Section 16 Persons").

7. TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNIT, PERFORMANCE UNIT AND BONUS STOCK AWARDS.

     (a) RESTRICTED STOCK AND UNITS. Restricted stock or restricted stock unit awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of restricted Common Stock or restricted stock units entitling the holder to receive Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares or units while such shares or units are subject to other restrictions imposed under this Section 7), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance based events) the occurrence of which would cause a forfeiture of restricted Stock or restricted share units and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted stock or restricted stock unit awards shall be effective only upon execution of the applicable restricted stock or restricted stock unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the grantee.

     Restricted stock or restricted stock units may be issued for no consideration other than for services to be rendered or for such consideration as shall be determined at the time of award by the Committee.

     Except as otherwise specified by the Committee at the time of award of restricted stock or restricted stock units, restricted stock or restricted stock units issued shall vest (i.e., become nonforfeitable,) as follows: 33 1/3% on the date of the first anniversary of the date of issuance of the restricted stock or restricted stock units and an additional 33 1/3% on each anniversary date thereafter. If prior to full vesting of the restricted stock or restricted stock units the employment or directorship of the holder thereof is voluntarily terminated with the consent of the Company or Subsidiary or the holder retires under any retirement plan of the Company or a Subsidiary or dies during employment or directorship, the Committee may in its absolute discretion determine to vest all or any part of the restricted stock or restricted stock units except as otherwise provided in Section 9(e). If the employment or directorship of the holder of restricted stock or restricted stock units terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all unvested restricted stock or restricted stock units shall be forfeited. Whether the termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined by the Committee in its discretion, and a determination by the Committee on any matter with respect to restricted stock or restricted stock units shall be final and binding on both the Company and the holder of restricted stock or restricted stock units.

     Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted stock in escrow (which may be an escrow in the custody of an officer of the Company). Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall be issued or transferred share certificates for such restricted stock. From the date a restricted share award is effective, the grantee shall be a stockholder with respect to all the shares represented by such certificates and shall have all the rights of a stockholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee. The grantee of restricted share units shall not have any rights as a stockholder until the delivery to the grantee of shares on lapse of the restrictions imposed.

     (b) PERFORMANCE UNITS. The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

          (i) "Performance unit" shall mean an award, expressed in dollars or shares of Common Stock of, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Company, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

          (ii) "Performance Period" shall mean an accounting period of the Company or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

          (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

          (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, as of the date the amount payable is determined by the Committee.

     If prior to the close of the Performance Period the awardee of performance units is voluntarily terminated with the consent of the Company or a Subsidiary or the awardee retires under any retirement plan of the Company or a Subsidiary or the awardee dies during employment or directorship, the Committee may in its absolute discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, or directorship, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee in its discretion determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or his or her estate as promptly as practicable following such determination and may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

     Except as otherwise provided in Section 9(e), if the employment or directorship of an awardee of performance units terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a Subsidiary or retirement under any retirement plan of the Company or a Subsidiary or death, the performance units of the awardee shall be deemed not to have been earned, and no portion of such performance units may be paid. Whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Committee. Any determination by the Committee on any matter with respect to performance units shall be final and binding on both the Company and the awardee.

     Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

     (c) BONUS STOCK. The Committee shall have the authority in its discretion to award shares of bonus Common Stock to eligible individuals from time to time in recognition of the contribution of the awardee to the performance of the Company, a Subsidiary or Subsidiaries, or any branch, department or other portion thereof, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant.

8.  ADJUSTMENT AND SUBSTITUTION OF SHARES.

     If a dividend or other distribution shall be declared upon the Common Stock payable in Common Stock, the number of shares of Common Stock then subject to any outstanding stock options, restricted stock units or performance unit awards and the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or awards shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution. Common Stock so distributed with respect to any restricted stock held in escrow shall be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock on which they were distributed.

     If the outstanding Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another company, whether through reorganization, reclassification, recapitalization, stock splitup, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, restricted stock unit or performance unit award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any shares of restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of shares of restricted stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

     If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

9.  ADDITIONAL RIGHTS IN CERTAIN EVENTS.

     (a) DEFINITIONS. For purposes of this Section 9, the following terms shall have the following meanings:

          (i) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

          (ii) Beneficial ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (iii) "Voting Stock" shall mean all securities of a corporation entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of shares of Voting Stock as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

          (iv) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (v) "Section 9 Event" shall mean the date upon which any of the following events occurs:

             (A) The Company acquires actual knowledge that any Person has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company, other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company, or a Person approved by the Board that has acquired 20% or more but less than 50% of the Voting Power of the Company; or

             (B) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

             (C) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Company; or

             (D) The stockholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 20% of the consolidated assets of the Company immediately prior to the transaction; provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in Section 9(a)(v)(A),
        (ii) a grantee is required to be named pursuant to Item 2 of the
        Schedule 14D-I (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in Section 9(a)(v)(B), or (iii) if a grantee is a "participant" as defined in Rule 14a-11 under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in Section 9(a)(v)(C), then no Section 9 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

     (b) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS. Unless the agreement referred to in Section 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any
Section 9 Event occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 9(a) (v)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (c) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS. Unless the agreement referred to in Section 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other than a grantee referred to in the proviso to Section 9(a)(v)) whose employment or directorship with the Company or a Subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment or directorship, but in no event after the expiration date of the stock option.

     (d) LAPSE OF RESTRICTIONS ON RESTRICTED STOCK OR RESTRICTED STOCK UNIT AWARDS. If any Section 9 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted stock or restricted stock unit awards under the Plan (other than those held by a person referred to in the proviso to Section 9(a) (v)), all such restrictions shall lapse upon the occurrence of any such Section 9 Event regardless of the scheduled lapse of such restrictions.

     (e) PAYMENT OF PERFORMANCE UNITS. If any Section 9 Event occurs prior to the end of any Performance Period, all performance units awarded with respect to such Performance Period (other than those held by a person referred to in the proviso to Section 9(a)(v)) shall be deemed to have been fully earned as of the date of such Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target, and shall be paid to the awardees thereof as promptly as practicable thereafter. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of a
Section 9 Event.

10.  EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER.

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee or consultant any right to be granted a stock option or to be awarded restricted stock, restricted stock units, performance units or bonus stock under the Plan. Nothing in the Plan, in any stock option, in any restricted stock, restricted stock unit, performance unit or bonus share award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

11.  AMENDMENT.

     (a) The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to Section 16 Persons, (ii) materially increase the benefits accruing under the Plan to Section 16 Persons,
(iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Approval of the Plan by the stockholders of the Company pursuant to Section 12 shall also be deemed to constitute approval of any amendments to
Section 6(f) that are designed to take advantage of changes in income tax or securities laws or regulations adopted for the purpose of reducing or eliminating restrictions on transferability of options. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, restricted stock, restricted stock units, performance units or bonus stock theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     (b) It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the 1934 Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of stock options under the Plan shall be executed in accordance with the requirements of
Section 16 of the 1934 Act, as amended and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the 1934 Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any stock options granted thereunder or the Rule's requirements.

12.  EFFECTIVE DATE AND DURATION OF PLAN.

     The effective date and date of adoption of the Plan shall be the date of approval of the Plan by the Stockholders. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in Common Stock may be awarded under the Plan subsequent to December 13, 2005.

13.  INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have as directors, the members of the Committee administering the Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of such member's duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                              FRONT SIDE OF PROXY
________________________________________________________________________________
PROXY                     INTELECT COMMUNICATIONS, INC.                    PROXY

                PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                                  JUNE 2, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having received the notice of annual meeting, proxy statement, and annual report for the year ended December 31, 1999, hereby appoints Herman M. Frietsch and Robert P. Capps, and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Intelect Communications, Inc. at the annual meeting of stockholders of Intelect Communications, Inc. to be held on June 2, 2000, and at any adjournments thereof.

[X] Please mark your votes as in this example.

                                                                                WITHHOLD
                                          FOR ELECTION TO                       AUTHORITY
                                         TERM EXPIRING 2003               (to vote for nominee
                              (except as marked to the contrary below)       listed to right               NOMINEE:
1.  Election of Director:                       [ ]                                [ ]                     Herman Frietsch
                                                [ ]                                [ ]                     Phillip P. Sudan, Jr.

2.  Amendment of the Company's Stock Incentive Plan (the "Plan").
                                                FOR                 AGAINST               ABSTAIN
                                                [ ]                   [ ]                   [ ]

3.  Approval of Amendment to Amended and Restated Certificate of Incorporation.
                                                FOR                 AGAINST               ABSTAIN
                                                [ ]                   [ ]                   [ ]

                           (PLEASE SIGN ON OTHER SIDE)
________________________________________________________________________________

                               BACK SIDE OF PROXY
________________________________________________________________________________

4.  Approval of Grant Thornton, LLP as independent auditors for the year ending
    December 31, 2000.

                                                FOR                 AGAINST               ABSTAIN
                                                [ ]                   [ ]                   [ ]

      In their discretion, the proxies are authorized to vote upon matters not known to the board of directors as of the date of the accompanying proxy statement, mattes incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominoees to serve. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR PROPOSALS 1, 2, 3, AND 4 ABOVE.


                                        ________________________________________
                                                       Signature


                                        ________________________________________
                                               Signature if held jointly


                                        Dated: ___________________________, 2000

                                        NOTE:Please sign exactly as name appears
                                        hereon.  When shares are held by joint
                                        tenants, both should sign.  When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title.  If a corporation, please
                                        sign in full corporate name by president
                                        or other authorized officer.  If a
                                        partnership, please sign in partnership
                                        name by authorized person.
________________________________________________________________________________